SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549





                             FORM 8-K




                          Current Report
                     Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934



                  Date of Report: December 1, 1997
                 (Date of Earliest Event Reported)





                               HUMANA INC.
	(Exact name of Registrant as specified in its Charter)







Delaware                1-5975                             61-0647538
(State of		(Commission			(I.R.S. Employer
Incorporation)		File Number)			Tax Identification
							No.)



                         500 West Main Street
                         Louisville, KY 40202
                 (Address of principal executive offices)



                              (502) 580-1000
	(Registrant's telephone number, including area code)

Item 5.	Other Events

		On December 1, 1997, Humana Inc. (the "Company" or "Registrant") issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.	Financial Statements and Exhibits.

Exhibit 99.	Copy of the Company's Press Release dated December 1, 1997.


	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

						HUMANA INC.



						/s/ Arthur P. Hipwell
						By: Arthur P. Hipwell
                                                  Senior Vice President &
                                                    General Counsel


Dated: December 1, 1997

Exhibit Index

Exhibit 99.	Copy of the Company's Press Release dated December 1, 1997